UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 22, 2026

NEPTUNE INSURANCE HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-42878	33-4189588
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
400 6th Street S, Suite 2
St. Petersburg, Florida 33701
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (727) 202-4815

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	NP	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02Results of Operations and Financial Condition.
On April 22, 2026, Neptune Insurance Holdings Inc. (the “Company”) issued a press release and an earnings presentation announcing its financial results for the first quarter ended March 31, 2026. A copy of the press release and the earning presentation are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K.
The information contained in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
Item 8.01    Other Events.

On April 21, 2026, the Board of Directors (the “Board”) of the Company approved a stock repurchase program (the “Repurchase Program”) authorizing the Company to repurchase, in the open market or through accelerated share repurchase, negotiated, or block transactions, up to $100,000,000 of shares of the Company’s Class A common stock, par value $0.00001 per share (the “Class A Common Stock”).

The timing and actual number of shares repurchased under the Repurchase Program will be determined by the Company in its discretion and will depend on a variety of factors, including price, general business and market conditions, and other investment opportunities. Shares may be repurchased through open market purchases or privately negotiated transactions, including through the use of trading plans intended to qualify under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company may fund repurchases through cash from operations or, from time to time, by drawing upon its existing revolving credit facility, subject to the terms and conditions thereof and applicable law.

Repurchases under the Repurchase Program will be made in compliance with all applicable federal and state securities laws and, to the extent applicable, in accordance with the single broker, timing, price, and volume guidelines of Rule 10b-18 under the Exchange Act.

The Repurchase Program has no expiration date and will continue until suspended, terminated, or modified by the Board. The Repurchase Program does not obligate the Company to repurchase any specific number or dollar amount of shares of Class A Common Stock.
Item 9.01Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Neptune Insurance Holdings Inc., dated April 22, 2026.
99.2	Earnings presentation, dated April 22, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEPTUNE INSURANCE HOLDINGS INC.

Date: April 22, 2026	By:	/s/ Trevor Burgess
Trevor Burgess
Chief Executive Officer
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